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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 11, 1997





                          QUINTILES TRANSNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


 NORTH CAROLINA                 340-23520                      56-1714315
 (State or other          (Commission File No.)              I.R.S. Employer
  jurisdiction                                            Identification Number
of incorporation)


             4709 CREEKSTONE DRIVE, RIVERBIRCH BUILDING, SUITE 300,
                       DURHAM, NORTH CAROLINA 27703-8411
                    (Address of principal executive offices)


                                 (919) 941-2000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS.

         On December 4, 1997, Quintiles Transnational Corp. (the "Company") executed an Underwriting Agreement among the Company, the Selling Shareholders listed in Schedule I attached thereto (the "Selling Shareholders") and Morgan Stanley & Co. Incorporated (the "Underwriter") with respect to certain shares to be sold by the Selling Shareholders to the Underwriter under two effective Registration Statements on Form S-3 (File Nos. 333-28919 and 333-38181) previously filed by the Company.

ITEM 7.

         (C) EXHIBITS

           Exhibit No.                   Description of Exhibit
           -----------                   ----------------------

                  1.01 Underwriting Agreement, Dated December 4, 1997, among Quintiles Transnational Corp., the Selling Shareholders listed in Schedule I attached thereto and Morgan Stanley & Co. Incorporated


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 QUINTILES TRANSNATIONAL CORP.


                                 By:  /s/ Rachel R. Selisker
                                      ------------------------------------------
Dated: December 11, 1997              Rachel R. Selisker
                                      Chief Financial Officer and Executive Vice
                                      President Finance



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                                  EXHIBIT INDEX



           Exhibit No.                   Description of Exhibit
           -----------                   ----------------------

                  1.01 Underwriting Agreement, Dated December 4, 1997, among Quintiles Transnational Corp., the Selling Shareholders listed in Schedule I attached thereto and Morgan Stanley & Co. Incorporated